UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): (February 12, 2026)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC

Introduction

On February 13, 2026 (the “Closing Date”), Skyfall Merger Sub Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Lumine Group US Holdco Inc., a Delaware corporation (“Parent”), completed its merger (the “Merger”) with and into Synchronoss Technologies, Inc., a Delaware corporation (“Synchronoss” or the “Company”) pursuant to the terms of the Agreement and Plan of Merger, dated as of December 3, 2025 (the “Merger Agreement”), by and among Parent, Merger Sub and the Company. The Company was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of Parent.

The descriptions of the Merger Agreement and the transactions contemplated thereby (including, without limitation, the Merger) in this Current Report on Form 8-K are only a summary, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2025, which is incorporated herein by reference.

Item 1.02.     Termination of a Material Definitive Agreement.

Termination of Credit Agreement

In connection with the consummation of the Merger, on the Closing Date, the Company terminated all outstanding commitments, including commitments to issue letters of credit, under that certain Credit Agreement, dated as of June 28, 2024, by and among the Company, the lenders party thereto and BGC Lender Rep LLC, as administrative agent, as amended by that certain First Amendment to Credit Agreement and Pledge and Security Agreement, dated as of April 24, 2025, by and among the Company and the parties thereto (the “Credit Agreement”). In connection with the termination of the Credit Agreement, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid in full, and all liens and guarantees related thereto were released and terminated.

Termination of Receivables Purchase Agreement

In connection with the consummation of the Merger, on the Closing Date, the Company and certain of its subsidiaries terminated all outstanding obligations under that certain Receivables Purchase Agreement, dated as of June 22, 2022 (as amended, restated, modified or supplemented from time to time, the “Receivables Purchase Agreement”), among SN Technologies, LLC, SN Technologies, Inc., the Purchasers party thereto, the Group Agents party thereto, and Norddeutsche Landesbank Girozentrale, as administrative agent. In connection with the termination of the Receivables Purchase Agreement, all outstanding liabilities and obligations under the Receivables Purchase Agreement were paid in full, and any liens and guarantees related thereto were released and terminated.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction and Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company Shares”) issued and outstanding as of immediately prior to the Effective Time (other than Company RSAs (as defined below), Dissenting Company Shares (as defined in the Merger Agreement), shares held in the treasury of the Company or shares owned by Parent, Merger Sub or any of their respective subsidiaries) were cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to $9.00 per share.

At the Effective Time, each option to purchase Company Shares that was outstanding as of the Effective Time, whether vested or unvested (each, a “Company Stock Option”), was cancelled and converted into the right to receive an amount in cash determined by multiplying (x) the excess, if any, of the Merger Consideration (as defined in the Merger Agreement) over the applicable exercise price of such option by (y) the number of Company Shares subject to such Company Stock Option, less all applicable deductions and withholdings required by law to be withheld in respect of such payment. Each Company Stock Option with an exercise price per share equal to or greater than the Merger Consideration was cancelled without consideration. Each Company restricted stock award (each a “Company RSA”) (or any portion thereof) that was outstanding immediately prior to the Effective Time (including any Company RSAs which were subject to performance conditions that have not been satisfied at the Effective Time, which performance conditions were deemed satisfied in accordance with (and to the extent provided by) the terms of the Company Stock Plans and the applicable award agreements in connection with the Merger) were cancelled at the Effective Time and converted automatically into the right to receive, as soon as practicable after the Effective Time, an amount in cash (without interest) equal to (A) the Merger Consideration multiplied by (B) the number of Company Shares subject to each such Company RSA, less all applicable deductions and withholdings required by law to be withheld in respect of such payment. Each performance-based cash unit and any other cash award denominated in

Company Shares subject to the attainment of specified performance goals granted under any of the Company Stock Plans (each a “Company PBCU”) (or any portion thereof) that were outstanding as of immediately prior to the Effective Time, whether vested or unvested (each, an “Outstanding PBCU”), were cancelled at the Effective Time and converted automatically into the right to receive, as soon as practicable after the Effective Time, an amount in cash equal to (A) the Merger Consideration multiplied by (B) the number of Company Shares subject to each such Outstanding PBCU based on the achievement of the target performance criteria set forth in the applicable award agreement, less all applicable deductions and withholdings required by law to be withheld in respect of such payment.

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Merger, on February 13, 2026, the Company notified The Nasdaq Stock Market, LLC (“Nasdaq”) of the consummation of the Merger and requested Nasdaq file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist the Company Shares from Nasdaq and deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 under the Exchange Act, requesting the deregistration of the Company Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company Shares on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03.     Material Modification to Rights of Security Holders.

The information set forth in the Introduction and Items 2.01, 3.01, 5.01 and 5.03 to this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

As a result of the Merger, each Company Share that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such Company Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.     Changes in Control of Registrant.

The information set forth in the Introduction and Items 2.01 and 3.03 to this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent. In connection with the Merger, the aggregate purchase price paid for all outstanding Company Shares (except as described in Item 2.01 of this Current Report on Form 8-K) was approximately $116.4 million.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement (and not because of any disagreement with the Company), Stephen Waldis, Jeffrey Miller, Kristin Rinne, Mohan Gyani, Laurie Harris, Martin Bernstein and Kevin Rendino each resigned from the board of directors of the Company and from any and all committees thereof on which they served and ceased to be directors of the Company, as of the Effective Time. In accordance with the terms of the Merger Agreement, at the Effective Time, the directors of Merger Sub became directors of the Company. At the Effective Time, the Company’s board of directors consisted of David Nyland.

The officers of the Company immediately prior to the Effective Time continued as officers of the Company following the Effective Time.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation set forth on Exhibit A to the Merger Agreement (the “Third Amended and Restated Certificate of Incorporation”) in accordance with the terms of the Merger Agreement. In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated to conform to the bylaws of Merger Sub (the “Amended and Restated Bylaws”). Copies of the Third Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On February 12, 2026, the Company held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement filed with the SEC on January 5, 2026. A total of 11,506,734 shares of the Company’s common stock were entitled to vote at the close of business on December 29, 2025, the record date for the Special Meeting, and approximately 7,931,637 shares of the Company’s common stock issued and outstanding were present or represented by proxy at the Special Meeting, representing approximately 68.93% of those shares entitled to vote, which constituted a quorum.

Each of the proposals upon which the Company’s stockholders voted at the Special Meeting, and the final, certified results reported by the Company’s independent inspector of elections, Broadridge Financial Solutions, Inc., are set forth below.

1.    Proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company, and the Company will become a wholly owned subsidiary of Parent (the “Merger Proposal”).

For	Against	Abstain	Broker Non-Votes
7,691,899	223,251	16,487	—

Based on the votes set forth above, the Merger Proposal was approved by the Company’s stockholders at the Special Meeting.

2.    Proposal to approve, on a non-binding, advisory basis, certain compensation that will or may become payable by the Company to its named executive officers in connection with the Merger (the “Compensation Proposal”).

For	Against	Abstain	Broker Non-Votes
3,963,671	3,355,968	611,998	—

Based on the votes set forth above, the Compensation Proposal was approved by the Company’s stockholders at the Special Meeting.

The proposal to adjourn the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting was rendered moot in light of the approval of the Merger Proposal.

Item 8.01.    Other Events.

On February 13, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of December 3, 2025, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 4, 2025).
3.1	Third Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
99.1	Press Release, dated February 13, issued by the Company.

*    All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2026

Synchronoss Technologies, Inc.
/s/ Christina Gabrys
Name:	Christina Gabrys
Title:	Chief Legal Officer and Secretary